ASHPORT MUTUAL FUNDS
                                   PROSPECTUS
                                 March 28, 2005

                                 Large Cap Fund

                               Small/Mid Cap Fund

                            Global Fixed Income Fund

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Table of Contents
--------------------------------------------------------------------------------

      Principal Investment Objectives, Strategies & Risks ...........    4

      The Fund's Past Performance ...................................    9

      Fees and Expenses of the Funds ................................   13

      Additional Investment Policies ................................   16

      Management of the Funds .......................................   17

      Purchases and Redemption of Fund Shares .......................   19

      Pricing of Fund Shares ........................................   22

      Classes of Fund Shares ........................................   24

      Dividend and Distribution Information .........................   25

      Taxes .........................................................   26

      Financial Highlights ..........................................   27

      Privacy Information Statement .................................   31

      For More Information ..........................................   32

This Prospectus contains important information you should know before investing in any of the Funds described in this Prospectus. This information is arranged into different sections for easy reading and future reference. Each Fund is a separate series of Ashport Mutual Funds, a diversified, open-end management investment company. To obtain more information about the Ashport Mutual Funds (the "Trust") please refer to the back cover of this Prospectus.

PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES & RISKS
--------------------------------------------------------------------------------

Large Cap Fund

      Investment Objective - The investment objective of the Large Cap Fund is to achieve long-term growth of capital.

      Principal Investment Strategies- Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets in equity securities of companies that the Adviser believes have strong sales, earnings growth and capital appreciation potential. Target companies normally have market capitalizations of at least 10 billion at the time of purchase. The Fund may also invest up to 10% of its total assets in other income producing securities such as preferred stock or bonds that are convertible into common stock. The Fund further may invest up to 20% of its total assets in non-U.S. securities. The Fund may attempt to minimize the effect of a market decline on the value of its securities or stock indices by purchasing put options to hedge against such declines or by writing covered calls to increase income to offset market declines on securities or stock indices. You should not invest in this Fund if your principal objective is assured income or capital preservation.

      The Adviser selects specific stocks that it believes have the potential for strong sales, earnings growth and capital appreciation. The Adviser uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and when to sell them for this Fund. This Fund seeks to invest in well-known and established companies. Generally the Adviser attempts to identify companies with growth rates that will exceed that of the S&P 500 Index.

      Generally the Adviser will sell portfolio securities if after a review of the holdings, industry sector, allocation and systematic appraisal the Adviser believes that the security may have become overvalued. The Adviser will also seek to sell securities of issuers when the cash flow, growth and/or financial strength characteristics may have negatively changed or been compromised. The Adviser buys and sells securities for the Fund without regard to the length of time the security has been held, so this Fund normally will experience higher (greater than 100%) annual portfolio turnover than other funds that employ a "buy and hold" strategy.

      Under abnormal market conditions, this Fund may invest up to 100% of its assets in investment-grade short-term fixed-income securities, enter into repurchase agreements and hold cash. When the Fund takes a temporary defensive position, it will not be investing in accordance with its investment objectives and its investment performance will not be the same as when it is investing under normal conditions.

      Principal Risks of Investments - Like any investment, an investment in this Fund is subject to risk and you could lose money. The value of the Fund's assets could decline. By virtue of investing in equity securities, there is the potential for price volatility. The equity markets have large long term fluctuations as well as significant day to day variability. Individual companies may report poor results or be negatively affected by industry trends and developments. This Fund is subject to the risk that its market segment, securities of large cap companies, may underperform other market segments or the equity markets as a whole. This Fund may invest in non-U.S. investments which may be riskier than U.S. investments due to changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States and foreign controls on investment.

Small/Mid Cap Fund

      Investment Objective - The investment objective of the Small/Mid Cap Fund is to achieve above-average total return, consistent with reasonable risks.

      Principal Investment Strategies- The Fund seeks to achieve its objective by normally investing at least 80% of its total assets in equity securities of companies that the Adviser believes are undervalued and with market capitalization between $300 million and $10 billion at the time of purchase. The Adviser selects specific stocks that it believes are currently undervalued using certain financial measurements, such as price-to-earnings ratios, dividend income potential, and earnings power. The Adviser uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may invest in non-U.S. securities.

      Target companies normally have market capitalization of at least 300 million and less than 10 billion. Generally the Adviser attempts to identify companies with growth rates that meet or exceed the S&P Mid-Cap and the Russell 2000 Indices. The Fund may invest up to 10% of the total assets in other income producing securities such as preferred stock or bonds that are convertible into common stock. The Fund may invest up to 20% of its total assets in non-U.S. securities. The Fund may attempt to minimize the effect of a market decline on the value of its securities or stock indices by purchasing put options to hedge against such declines or by writing covered calls to increase income to offset market declines or by writing covered calls to increase income to offset market declines on securities or stock indices. You should not invest in this Fund if your principal objective is assured income or capital preservation.

      Generally, the Adviser will sell portfolio securities if after a review of the holdings, industry sector, allocation and systematic appraisal the Adviser believes that the security may have become overvalued. The Adviser will also seek to sell securities of issuers when the cash flow, growth and/or financial strength characteristics may have negatively changed or been compromised. The Adviser buys and sells securities for the Fund without regard to the length of time the security has been held, so this Fund normally will experience higher (greater than 100%) annual portfolio turnover than other funds that employ a "buy or hold" strategy.

      Under abnormal market conditions, this Fund may invest up to 100% of its assets in investment-grade short-term fixed-income securities, enter into repurchase agreements and hold cash. When the Fund takes a temporary defensive position, it will not be investing in accordance with its investment objectives and its investment performance will not be the same as when it is investing under normal conditions.

      Principal Risks of Investment- Like any investment, an investment in this Fund is subject to risk and you could lose money. The value of the Fund's assets could decline. By virtue of investing in equity securities, there is the potential for price volatility. The equity markets move in cycles and this may cause the value of the Fund's equity securities to fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry trends and developments.

      --------------------------------------------------------------------------
      This Fund's investment objective causes it to be riskier than many funds and you could lose money. The Fund may have a high turnover of its portfolio. You should not invest in this Fund if your principal objective is assured income or capital preservation. This Fund is subject to the risk that its market segment, securities of small and mid cap companies, may underperform other market segments or the equity markets as a whole. This Fund may invest in non U.S. investments which may be riskier than U.S. investments due to changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States and foreign controls on investment.
      --------------------------------------------------------------------------

Global Fixed Income Fund

      Investment Objective - The investment objective of this Fund is to achieve high income and capital appreciation consistent with reasonable risk.

      Principal Investment Strategies - This Fund seeks to achieve its objective by investing principally in debt securities of issuers located in the United States and outside of the United States. Investment in debt securities of issuers located outside the United States will normally vary between 30% and 80% of the Fund's total assets. Debt securities include convertible and non-convertible debt securities of foreign and domestic companies. Also the Fund may invest in preferred stock. These investments will include debt securities of both well-known and established and new and lesser known companies. The Fund may invest in securities of issuers located in economically developing countries. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar. The Fund may hedge its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities ("junk bonds") rated "BBB" or lower by Moody's or S&P, or if unrated, determined by the Adviser to be of comparable quality. This Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. This Fund may also invest in the sovereign debt of foreign countries. When the Adviser deems market conditions warrant, this Fund may hold a majority of its portfolio in a cash position.

      The Adviser seeks to manage the maturities of the securities in the portfolio in response to the anticipation of the movement of interest rates and relative yields. The Adviser uses its own fundamental research, computer models and proprietary measures of bond and maturity selection in managing this Fund by allocating assets across different market sectors and maturities. Other techniques to select investments include analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer.

      The average maturity of this Fund's portfolio will be adjusted based on the Adviser's assessment of relative yields on debt securities and expectations of future interest patterns. Normally the Fund will invest at least 30% of its assets in debt securities of issuers located in at least three countries (one of which may be the United States). Under normal circumstances, the Fund may invest at least 65% of the value of its total assets in a combination of U.S. dollar denominated bonds of non-U.S. issuers, mortgage backed securities, asset-backed securities, receivable-backed securities, floating or variable rate corporate debt instruments, convertible bonds (and the corresponding stock, if converted) and preferred stock. However, the Fund may hold up to 100% of its assets in cash and short-term fixed income securities and may enter into repurchase agreements for temporary defensive purposes. A temporary defensive position could affect the Fund's ability to achieve its investment objective.

      The Fund takes a long-term view of each security it buys, holding each note until its long-term growth potential no longer meets the Fund's requirements. Generally the Adviser will sell portfolio securities if after a review of the holdings, industry sector, allocation and systematic appraisal the Adviser believes that the security may have become overvalued. The Adviser shall also seek to sell securities of issuers when the cash flow, growth and or financial strength characteristics may have negatively changed or been compromised. In addition, as each issue undergoes a thorough credit and quality analysis, the Adviser may sell when the credit or quality of the bond has slipped to a poorer quality rating than the Adviser deems acceptable. General interest rate expectation may also cause the Adviser to trade securities.

      The Fund may invest in bonds, including municipal bonds (taxable and tax exempt) and other debt securities rated Aaa, Aa, A or MIG-1 by Moody's Investors Service, Inc. ("Moodys"), or AAA, AA, A or SP-1 by Standard & Poor's Ratings Group ("S&P"), U.S. Government Securities, obligations issued or guaranteed by national or state bank holding companies, and commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P and other fixed income securities subject to the restrictions herein.

      The Fund may invest up to 20% of its total assets in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") which may be subject to greater levels of interest rate, credit and liquidity risk than a Fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

      Principal Risks of Investment - While this Fund seeks investments that will satisfy its investment objective, the investments could decline in value and you could lose money. The Fund is also subject to the following specific risks:

      o Interest rate risk, which relates to changes in the value of the bonds as interest rates change;
      o Credit risk, which is the risk that the issuer will not make promised interest or principal payments;
      o Prepayment risk, which is the risk that issuers may prepay principal earlier than scheduled;
      o     Risks of political, social and economic developments;
      o Foreign investment risk, which is the risk that foreign securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies
      o Currency risk, which is the risk that foreign currencies to which the fund is exposed will decline in value relative to the U.S. dollar
      o Exposure risk, which is the risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the Fund could gain or lose on an investment; and
      o Adverse hedging results: exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      As interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer maturity and lower coupon rates tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter maturities and/or higher coupons. Furthermore, during periods of particularly volatile market conditions, this Fund may not be able to buy or sell securities at favorable prices and the Fund may experience losses.

      Portfolio Holdings. A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the Trust's Statement of Additional Information, dated March 28, 2005.

THE FUNDS' PAST PERFORMANCE
--------------------------------------------------------------------------------

      The following bar charts and tables illustrate the risks of investing in each Fund by showing changes in each Fund's performance from year to year (since each Fund's inception) and by showing how each Fund's average annual returns for each period compare to those of a relevant broad-based securities market index. As with all mutual funds, each Fund's past performance (before and after taxes) does not necessarily predict how the Fund will perform in the future. Both the bar charts and tables assume the reinvestment of dividends and distributions. The annual returns referenced in the bar charts do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

      --------------------------------------------------------------------------
                               [BAR CHART OMITTED]

                      Annual Total Returns: Large Cap Fund

            (Class A) 2002                                   -24.70%
            (Class A) 2003                                    22.97%
            (Class A) 2004                                     9.81%
            (Class C) 2003                                    26.65%
            (Class C) 2004                                     7.90%

      During the period shown in the bar chart: For Class A shares, the highest return for a quarter was 21.00% (quarter ending 05/31/03) and the lowest return for a quarter was -19.00% (quarter ending 05/31/02). For Class C shares, the highest return for a quarter was 21.00% (05/31/03) and the lowest return for a quarter was -7.00% (2/28/04).

      For the quarter ended February 28, 2005 the Fund's average annual total returns were:
            Class A:   4.57%                Class C:   3.96%

      Life of the Fund (Class) to the period ended February 28, 2005 the Fund's average annual total returns were:
            Class A:   4.00%                Class C:   14.00%
      --------------------------------------------------------------------------

Average Annual Total Returns    One Year Ended     Commencement of the Class to
                               December 31, 2004   Year Ended December 31, 2004+
--------------------------------------------------------------------------------
Large Cap Fund Class A               7.72%                   5.24%
Return before Taxes
--------------------------------------------------------------------------------
Large Cap Fund Class A               5.02%                   3.41%
Return After Taxes on
Distributions++
--------------------------------------------------------------------------------
Large Cap Fund Class A Return        4.65%                   3.16%
After Taxes on Distributions
and Sale of Fund Shares++
--------------------------------------------------------------------------------
Large Cap Fund Class C               6.07%                   20.04%
Return before Taxes
--------------------------------------------------------------------------------
Large Cap Fund Class C               3.95%                   13.03%
Return After Taxes on
Distributions++
--------------------------------------------------------------------------------
Large Cap Fund Class C Return        3.88%                   12.82%
After Taxes on Distributions
and Sale of Fund Shares++
--------------------------------------------------------------------------------
S&P Barra Growth Index*                                  1.00% Class A
                                     5.24%               13.47% Class C
--------------------------------------------------------------------------------

+ Class A commenced operations on December 18, 2001 and Class C commenced operations on December 18, 2002.
* The S & P 500(R) Barra Growth & Value Index is designed to track two of the predominant investment styles in the U.S. equity market. The returns for the Index do not include any sales charges, fees, or other expenses.
++    Based on a 35% maximum tax rate.

      --------------------------------------------------------------------------
                               [BAR CHART OMITTED]

                Annual Total Returns: Small/Mid Cap Fund Class A

            (Class A) 2002                                    -1.70%
            (Class A) 2003                                     2.85%
            (Class A) 2004                                     2.01%
            (Class C) 2003                                    15.61%
            (Class C) 2004                                     1.00%

      For Class A shares, the highest return for a quarter was 13.00% (quarter ending 11/30/04 and the lowest return for a quarter was -13.00% (quarter ending 02/28/03). For Class C shares, the highest return for a quarter was 13.00% (11/30/04) and the lowest return for a quarter was -8.00% (08/31/04).

      For the quarter ended February 28, 2005 the Fund's Class A shares average annual total returns was 7.53% and from life of the Fund to the period ended February 28, 2005 was 6.78%.

      Life of the Fund (Class) to the period ended February 28, 2005 the Fund's average annual total returns were:
            Class A:   3.18%                Class C:   12.78%
      --------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Average Annual Total Returns            One Year Ended     Commencement of the Class to
                                       December 31, 2004   Year Ended December 31, 2004+
----------------------------------------------------------------------------------------
Small/MidCap Fund Class A
Return Before Taxes                           5.67%                     3.22%
----------------------------------------------------------------------------------------
Small/Mid Cap Fund Class A                    3.69%                     2.09%
Return After Taxes on Distributions++
----------------------------------------------------------------------------------------
Small/Mid Cap Fund Class A                    3.42%                     1.94%
Return After Taxes on Distributions
and Sale of Fund Shares++
----------------------------------------------------------------------------------------
Small/MidCap Fund Class C
Return Before Taxes                           7.10%                     11.05%
----------------------------------------------------------------------------------------
Small/Mid Cap Fund Class C                    4.62%                     7.18%
Return After Taxes on Distributions++
----------------------------------------------------------------------------------------
Small/Mid Cap Fund Class C                    4.54%                     7.07%
Return After Taxes on Distributions
and Sale of Fund Shares++
----------------------------------------------------------------------------------------
S& P Mid-Cap 400                             15.38%                 8.90% Class A
                                                                    33.72% Class C
----------------------------------------------------------------------------------------

+ Class A commenced operations on December 18, 2001 and Class C commenced operations on April 13, 2003
* The S & P 400(R) is the Standard & Poor's Composite Index of 400 Stocks, a widely recognized, unmanaged index of common stock prices. The returns for the S&P 400 do not include any sales charges, fees or other expenses. The returns for the Fund reflect the maximum applicable sales charges currently in effect.
++    Based on a 35% maximum tax rate.

      --------------------------------------------------------------------------
                               [BAR CHART OMITTED]

                 Annual Total Returns: Global Fixed Income Fund

            (Class A) 2002                                    -4.60%
            (Class A) 2003                                     1.26%
            (Class A) 2004                                     3.62%
            (Class C) 2003                                    -0.52%
            (Class C) 2004                                     3.23%

      Prior to September 17, 2003 the Fund was known as the Fixed Income Fund and was managed under different investment policies.

      For Class A shares, the highest return for a quarter was 5.00% (quarter ending 11/30/02) and the lowest return for a quarter was -6.00% (quarter ending 08/31/02). For Class C shares, the highest return for a quarter was 4.00% (11/31/04) and the lowest return for a quarter was -3.00% (05/31/04).

      For the quarter ended February 28, 2005 the Fund's average annual total returns were:
            Class A:  5.29%                 Class C:   4.59%

      Life of the Fund (Class) to the period ended February 28, 2005 the Fund's average annual total returns were:
            Class A:  1.16%                 Class C:   1.00%
      --------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Average Annual Total Returns                             One Year Ended       Commencement of the Class to
                                                       December 31, 2004      Year Ended December 31, 2004+
-----------------------------------------------------------------------------------------------------------
Global Fixed Income Fund  Class A
Return Before Taxes                                          4.36%                         1.21%
-----------------------------------------------------------------------------------------------------------
Global Fixed Income Fund Class A                                                           0.79%
Return After Taxes on Distributions++                        2.83%
-----------------------------------------------------------------------------------------------------------
Global Fixed Income Fund Class A
Return After Taxes on Distributions and Sale of              2.63%                         0.73%
Fund Shares++
-----------------------------------------------------------------------------------------------------------
Global Fixed Income Fund Class C Return Before Taxes         3.97%                         1.52%
-----------------------------------------------------------------------------------------------------------
Global Fixed Income Fund Class C
Return After Taxes on Distributions++                        2.58%                         0.99%
-----------------------------------------------------------------------------------------------------------
Global Fixed Income Fund Class C
Return After Taxes on Distributions and Sale of              2.54%                         0.97%
Fund Shares++
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index*                                                  7.94% Class A
                                                             5.82%                      7.87%Class C
-----------------------------------------------------------------------------------------------------------

+ Class A commenced operations on December 18, 2001 and Class C commenced operations on December 24, 2002.
* The Lehman Brothers Aggregate Bond Index is a widely recognized measure of the entire taxable U.S. bond market. The Index consists of more than 5,000 U.S. Treasuries, federal agency, mortgage-backed, and investment grade corporate securities, with a total market value exceeding $4 trillion. The returns for the Lehman Brothers Aggregate Bond Index do not include any sales charges, fees or other expenses. The return for the Fund reflects the maximum applicable sales charges currently in effect.
++    Based on a 35% maximum tax rate.

After tax returns are calculated using the highest individual federal marginal income tax rates of 35% and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

      The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Funds. Each Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from a Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other transaction fees directly, such as sales charges. The numbers below are based on the expenses of each Fund during the fiscal year ended November 30, 2004.

-------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment and is
applicable to the Funds)                                                  Class A         Class C
-------------------------------------------------------------------------------------------------
Maximum sales charge imposed on purchases                                  4.75%           1.00%
(as a percentage of offering price)
-------------------------------------------------------------------------------------------------
Maximum sales charge imposed on reinvested dividends                       None            None
(as a percentage of net assets)
-------------------------------------------------------------------------------------------------
Maximum deferred sales charge                                              None            None
(as a percentage of original purchase price or
redemption proceeds, as applicable)
-------------------------------------------------------------------------------------------------
Redemption fee                                                             2.00%           2.00%
(for redemptions made within 5 days of your purchase)*
-------------------------------------------------------------------------------------------------
Exchange fee                                                               None            None
-------------------------------------------------------------------------------------------------

* Wire charges may apply to redemptions by wire. See details under the redemption section.

Large Cap Fund
---------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
These expenses are not charged directly to shareholder accounts. They are
expressed as a ratio, which is a percentage of average daily net assets.      Class A      Class C
---------------------------------------------------------------------------------------------------
Management Fee                                                                 1.25%         1.25%
---------------------------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(a)                                       0.25%         1.00%
---------------------------------------------------------------------------------------------------
Other Expenses (b)                                                             4.58%         4.70%
---------------------------------------------------------------------------------------------------
Less waiver/reimbursement(c)                                                  (3.92%)       (4.17%)
---------------------------------------------------------------------------------------------------
Total Annual Operating Expenses(c)                                             2.16%         2.78%
---------------------------------------------------------------------------------------------------

Small/Mid Cap Fund
---------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
These expenses are not charged directly to shareholder accounts. They are
expressed as a ratio, which is a percentage of average daily net assets.    Class A         Class C
---------------------------------------------------------------------------------------------------
Management Fee                                                               1.25%           1.25%
---------------------------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(a)                                     0.25%           1.00%
---------------------------------------------------------------------------------------------------
Other Expenses (b)                                                           6.94%           7.04%
---------------------------------------------------------------------------------------------------
Less waiver/reimbursement(c)                                                (6.19%)         (6.34%)
---------------------------------------------------------------------------------------------------
Total Annual Operating Expenses(c)                                           2.25%           2.95%
---------------------------------------------------------------------------------------------------

Global Fixed Income Fund

---------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
These expenses are not charged directly to shareholder accounts. They are
expressed as a ratio, which is a percentage of average daily net assets.    Class A         Class C
---------------------------------------------------------------------------------------------------
Management Fee                                                               0.50%           0.50%
---------------------------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(a)                                     0.25%           0.75%
---------------------------------------------------------------------------------------------------
Other Expenses (b)                                                           9.07%           9.40%
---------------------------------------------------------------------------------------------------
Less waiver/reimbursement(c)                                                (7.65%)         (7.99%)
---------------------------------------------------------------------------------------------------
Total Annual Operating Expenses(c)                                           2.17%           2.66%
---------------------------------------------------------------------------------------------------

(a) Each Fund has adopted a Rule 12b-1 Plan for the indicated classes of shares that allows the Fund to pay distribution fees for the sale and distribution of those classes of shares out of the assets applicable to those classes. Because these fees are paid out over time, they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(b) Other expenses include custody fees, administrative fees, legal fees and audit expenses.
(c) Effective March 1, 2004, the overall expense cap was reduced to 3.0% of average daily net assets of each Fund through May 31, 2004. Effective June 1, 2004, the overall expense cap has been reduced to 2.5% of average daily net assets of each Fund for the duration of the agreement which expires December 20, 2005. Since the Funds are multi-class funds, the expenses for a particular class may be higher or lower than the 2.5% expense cap. The portion above the cap is called the Fee Waiver & Expense Reimbursement and may be recovered by the Adviser during the next three years after the end of the fiscal year when the expenses were incurred. After that period the Fund is not obligated to pay any such fees. You can choose among two classes of shares A and C. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

      The Examples below are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Examples also assume that your investment has a 5% return each year and that each Fund's operating expenses would remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      ----------------------------------------------------------------------
                                   1 Year    3 Years    5 Years     10 Years
      ----------------------------------------------------------------------
      Large Cap Fund
      ----------------------------------------------------------------------
      Class A                      $  681     $1,130     $1,599     $2,869
      ----------------------------------------------------------------------
      Class C                      $  375     $  945     $1,549     $2,723
      ----------------------------------------------------------------------

      ----------------------------------------------------------------------
      Small/Mid Cap Fund           1 Year     3 Years    5 Years    10 Years
      ----------------------------------------------------------------------
      Class A                      $  689     $1,130     $1,599     $2,869
      ----------------------------------------------------------------------
      Class C                      $  375     $  945     $1,549     $2,723
      ----------------------------------------------------------------------

      ----------------------------------------------------------------------
      Global Fixed Income Fund     1 Year     3 Years    5 Years    10 Years
      ----------------------------------------------------------------------
      Class A                      $  682     $1,134     $1,602     $2,900
      ----------------------------------------------------------------------
      Class C                      $  363     $  909     $1,711     $3,168
      ----------------------------------------------------------------------
      Assumes all expenses are charged at the beginning of the year.
      Class A Shares, after 8 years, convert to Class C Shares.

ADDITIONAL INVESTMENT POLICIES
--------------------------------------------------------------------------------

Change in Market Capitalization
      The Large Cap Fund and the Small/Mid Cap Fund specify a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth for the Small/Mid Cap Fund or a value decline for the Large Cap Fund, the Fund may continue to hold the security if, in the Adviser's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies.

Portfolio Turnover Rate
      The Funds may experience a high portfolio turnover rate. High portfolio turnover rates may increase costs to the Funds, may negatively affect Fund performance, and may increase capital gains distributions, resulting in greater tax liability to you.

Termination of a Fund
      There can be no assurance that the Funds as an enterprise will be successful or will continue to operate indefinitely. The Trustees may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to that Fund's shareholders. In the event of liquidation, shareholders will receive a liquidating distribution in cash equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

Non-U.S. Securities
      The Funds may each invest in non-U.S. securities. There are additional risks involved in investing in non-U.S. securities. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, and the possible imposition of currency exchange blockages. In addition, there are risks associated with future adverse political and economic developments and a limited availability of public information concerning issuers. Non-U.S. issuers typically are subject to different accounting, auditing and financial reporting standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than those of domestic companies. There is a possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of Funds' or other assets of a non-U.S. issuer, including the withholding of dividends.

Currency Risk
      The Funds that invest directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of such Fund.

Options
      A call option is a contract that gives the holder the right to buy from the seller the security underlying the call option at a pre-determined price while a put option is a contract that gives the buyer the right to require the seller to purchase the security underlying the put option at a pre-determined price. The Large Cap and Small/Mid Cap Funds may write covered call options, which is the sell of a call option while holding the underlying security, or purchase put options on individual securities or stock indices. For these Funds, this practice will only be used to minimize the effect of a market decline in the value of securities in their respective portfolios. We cannot guarantee that, should a Fund seek to enter into such transactions, it could do so at all or on terms that are acceptable.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Investment Adviser
      StateTrust Capital, LLC (the "Adviser" or "StateTrust") with offices at 800 Brickell Avenue, Suite 103, Miami, Florida 33131 serves as investment adviser, for the Funds. StateTrust has managed the Funds since December 2001 and the Funds are its principal advisory clients. StateTrust has authority to manage the Funds in accordance with the investment objectives, policies and restrictions of the Funds subject to the general supervision of the Trust's Board of Trustees. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

      The Investment Adviser is a Delaware Limited Liability Corporation and is registered as an investment adviser with the Securities and Exchange Commission. The Adviser also serves as adviser, fund administrator and transfer agent for the Ashport and Val-House Offshore Funds.

      The Large Cap Fund and the Small/Mid Cap Fund each pay the Adviser an annual fee, calculated daily and paid monthly, equal to an annual rate of 1.25% of the average daily net assets of each Fund. The Global Fixed Income Fund pays the Adviser a fee, calculated daily and paid monthly, equal to an annual rate of 0.50% of the average daily net assets of the Fund. In the interest of limiting expenses of the Funds, as of March 1, 2004 the Adviser has agreed to waive or limit its fees and to assume other expense so that the total operating expenses of any Fund will not exceed 3.0% in one year calculated on a daily basis. The cap is computed daily at the Fund level which may cause certain Fund shares classes to go above the cap. The Fee Waiver & Expense Reimbursement may be recovered by the Adviser for three years.

Portfolio Managers
      Mr. Joseph Turnes serves as the primary portfolio manager for each of the Funds. Mr. Turnes joined StateTrust Capital in March, 2002 as the Chief Executive Officer of the StateTrust Group. He has oversight over the equity and fixed-income investment programs for StateTrust Capital. Prior to joining StateTrust, Mr. Turnes served as a Senior Vice President at Salomon Smith Barney and was responsible for managing the equity and fixed income assets for high net worth individuals and families. He is a graduate of Catholic University of America.

      David Vurgait is a shareholder, director and adviser of the Investment Manager. Mr. Vurgait serves as part of the portfolio management team for the Funds. Prior to founding The StateTrust Group in 1999, Mr. Vurgait served as Vice President of the Corporate Finance area of Andino Capital Markets, Inc. (ACM ) from 1996 through 1999. Prior to 1996, Mr. Vurgait served as a Senior Associate for Booz Allen & Hamilton, Andean Region. Mr. Vurgait is a graduate of The Wharton School at the University of Pennsylvania, McGill University and Universidad Simon Bolivar.

      The portfolio managers receive a compensation package that includes base salary, cash bonus and equity-based incentive compensation. Base salary levels are maintained at levels that the Adviser deems to be commensurate with similar companies of comparable size in the asset management industry. Incentive compensation for portfolio managers and merit-based salary increases are determined based on quantitative and qualitative performance evaluation criteria, one component of which is the relative performance of all portfolios for which they are involved in investment decision-making.

Rule 12b-1 Plan
      The Trust on behalf of each Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Funds' on an annual basis of 0.25% with respect to Class A shares and 1.00% with respect to Class C shares of its average daily net assets attributable to finance distribution of such Fund shares or pay shareholder service fees. Each Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sales of Class A or Class C shares of the Funds. Because payments under the Plan are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

PURCHASE AND REDEMPTION OF FUND SHARES
--------------------------------------------------------------------------------

Purchasing Shares
      Shares of the Funds may be purchased directly by using the Share Purchase Application found in this Prospectus, or through StateTrust Securities, the Funds' distributor, or by contacting your securities dealer.

      The minimum initial investment in each Fund is $500. The minimum for additional investments is $250. These minimums may be waived for certain types of accounts. Share certificates will not be issued for full or fractional shares of the Funds.

      The Funds offer Class A and Class C shares. Class A and Class C shares may be purchased at the net asset value per share of the Fund plus an initial sales charge imposed at the time of purchase. Class A shares are subject to a distribution and service charge of 0.25% of the average daily net assets of the Fund. Class C shares have a lower initial sales charge than Class A shares, but are subject to a higher distribution and service fee of 1.00% of the average daily net assets of the Fund.

      --------------------------------------------------------------------------
      Net Asset Value: The net asset value per share (or "NAV") is determined separately for each class by taking the total assets of the Fund and subtracting its total liabilities and then dividing the difference by the total number of shares outstanding in each class. Some liabilities may differ by class of share. The NAV is determined as of the close of the New York Stock Exchange each day that the New York Stock Exchange is open for trading.

      The price at which a purchase or redemption is effected is based on the next calculation of the NAV after the order is placed. In calculating the NAV each Fund's investments are valued at their current market value determined on the basis of market quotations or, if such quotations are not available, such other method as the Trustees of the Fund believe in good faith would accurately reflect their fair value.
      --------------------------------------------------------------------------

Purchasing and Redeeming Fund Shares
      You may open an account with an initial investment of $500. To open the account you must complete an application and send it along with a check made payable to the Ashport Mutual Funds by mail to:
                                                 Ashport Mutual Funds
                                                 c/o StateTrust Capital, LLC
                                                 800 Brickell Avenue, Suite 103
                                                 Miami, FL 33131

      You may open an account by telephone or wire by calling the transfer agent at 888-282-2290 to receive an account number. Complete and mail the application with the new account number to:
                                                 Ashport Mutual Funds
                                                 c/o StateTrust Capital, LLC
                                                 800 Brickell Avenue, Suite 103
                                                 Miami, FL 33131

      To wire funds you must provide your bank with funds and the following information
                                                 Wachovia Bank
                                                 ABA # 031-201-467
                                                 C/o Ashport Mutual Funds

      For credit to the account of the name of fund For further credit to the shareholder account number, your name

      Additional investments ($250.00 minimum) may be made in the same way by sending a check made payable to the Ashport Funds and including your name and account number. The offering price of fund shares is the net asset value plus the applicable sales charge.

Redeeming Shares
      You may sell your shares by writing to the Funds at the above address or by calling the Funds at 888-282-2290. Proceeds of the redemption will be mailed to your address of record at the NAV next calculated after your redemption request is received. Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account may be sold at the net asset value, and a check will be mailed to the address of record. Management reserves the right to waive such redemption fee in the case of an unanticipated financial emergency, upon receipt of a written request from the shareholder. Ordinarily, the Fund will issue your redemption check within 7 business days after the transfer agent receives your redemption request. However, if your investment was made by check, the Fund may delay sending the check until the investment check has cleared, or for fifteen days, whichever comes first. The Fund may reject any purchase order. There is a $25.00 charge for wire transfer redemption.

      By telephone, you may use Ashport's telephone redemption procedure to redeem shares valuing less than $100,000. For amounts over $100,000 the Funds require that you submit a letter with a signature guarantee by a bank, broker/dealer or certain other financial institutions is required.

      The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Funds and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.

      In order to discourage frequent short-term trading in Fund shares, the Funds have adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on shares that are purchased and redeemed or exchanged within 5 days after the date of purchase. This fee is calculated based on the shares' aggregate net assets value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or distributions,
      (ii) the redemption is initiated by the Fund, (iii) shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, and (iv) shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look through redemption fee procedures or effective anti-short term trading policies and procedures are expected to be in place prior to January 1, 2005, and (v) for hardship cases on a case-by-case basis. These include programs utilizing omnibus accounts. With the above-noted exceptions, this redemption fee will apply in all cases and may not be waived by any officer of the Trust, by the Adviser, or by any other third party. For hardship cases, the Trust's President or Treasurer may waive the redemption fee if, after suitable inquiry, a hardship is found to exist and the redemption will not result in harm to other Fund shareholders.

Transfer within the Ashport Family
      Any shareholder may at any time transfer in some or all of their investment from one Fund to another within the same Class of shares by redeeming from one Fund and subscribing to the other. However, any transfer from the Ashport Global Fixed Income Fund Inc. to any of the other Funds shall cause an additional sales charge of the difference between the up front sales charges described above. To exchange your shares, send a letter to Ashport's investor services. Telephone exchanges are currently available up to $100,000.

Customer Identification Program
      Federal law requires the Trust, on behalf of the Funds, to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Trust reserves the right to (i) place limits on transactions in any account until the identity of the investor is verified; or (ii) refuse an investment in the Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Trust and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity is not verified.

Abusive Trading Practices
      To minimize harm to the Funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control. The Funds monitor purchase and redemption activities to assist in minimizing short term trading.

      The Funds have an Anti-Money Laundering Program in place and conduct verification of new shareholders. The Funds may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

      The net asset value per share (or "NAV") is determined separately for each class by taking the total assets of each Fund and subtracting its total liabilities and then dividing the difference by the total number of shares outstanding in each class. Some liabilities may differ by class of share. The NAV is determined as of the close of the New York Stock Exchange each day that the New York Stock Exchange is open for trading. The price at which a purchase or redemption is effected is based on the next calculation of the NAV after the order is placed.

      Portfolio securities for which market quotations are readily available are valued at their current market value. Securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Where the Adviser determines that the last sale price prior to valuation does not reflect current market value, the Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Adviser. Securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost unless the Adviser determines that such value does not represent market value, in which case, the Adviser will value by reference to the Fund's pricing service or dealer quotation.

      Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Trust's Board of Trustees. Pursuant to the Funds' pricing procedures, securities for which market quotations are not readily available, and therefore are subject to being fair valued, may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Market prices are also deemed not to be readily available in circumstances when an event has occurred after the close of the principal foreign market on which a security trades but before the time for determination of the Funds' net asset value that has been affected, or is likely to affect more than minimally the net asset value per share of the Fund. Currently each Fund fair values securities traded primarily on markets that close prior to the time as of which the Fund's net asset value is calculated whenever the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio.

      When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Board of Trustees. In determining fair value, the Funds' valuation procedures establish a process and methodology to be employed in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset. The value of a Fund's portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

CLASSES OF FUND SHARES
--------------------------------------------------------------------------------

      Each Fund offers two classes of shares which impose different sales charges. The differences between the classes are described as follows:



--------------------------------------------------------------------------------
                            Sales Charge        Sales Charge
Class A shares:               As a % of           As a % of             Dealer
Amount Invested            offering price     Net Amount Invested    Reallowance
--------------------------------------------------------------------------------
Less than $100,000             4.75%              4.99%                 4.75%
--------------------------------------------------------------------------------
$100,000 to $249,999           4.00%              4.17%                 4.00%
--------------------------------------------------------------------------------
$250,000 to $499,999           3.00%              3.09%                 3.02%
--------------------------------------------------------------------------------
$500,000 and over              2.25%              2.30%                 2.25%

--------------------------------------------------------------------------------
                             Sales Charge       Sales Charge
Class C shares:               As a % of           As a % of             Dealer
Amount Invested            Offering Price     Net Amount Invested    Reallowance
--------------------------------------------------------------------------------
$1 and over                    1.00%              1.01%                 1.00%
--------------------------------------------------------------------------------

      Each class of shares is identical in all respects except that each class bears different distribution and service fees corresponding with the different sales charge rates. Class A shares have a Distribution (12b-1) and Service Fee of .25% of the average daily net assets of each Fund. Class C shares have a Distribution (12b-1) and Service Fee of 1.00% for eight years, after which time your shares are automatically converted to Class A Shares. There are no sales charges imposed on the conversion.

      The minimum initial investment amount for the funds is $500. The minimum subsequent purchase amount for the portfolio is $250.

      Statements. Each time there is activity in your account, i.e. a purchase or sale, the Funds will mail you a confirmation reflecting the transaction and your new share balance. All shareholders receive quarterly statements reflecting the market value of their account(s) at the end of the period and any dividend distributions during the period.

      Third Party Arrangements The Adviser and its affiliates may utilize a portion of their assets, including 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers. Subject to tax limitations and approval by the Board of Trustees on a Fund-by-Fund basis, each of the Funds pays a portion of these charges, out of assets other than 12b-1 payments, representing savings of expenses the Funds would otherwise incur in maintaining shareholder accounts for those who invest in the Funds through these programs.

      The Distributor or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payment under the Fund's distribution plan), make cash payments to some but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds and/or to promote retention of its customers' assets in the Funds. These payments, sometimes referred to as "revenue sharing", do not change the price paid by investors to produce the Funds' shares or the amount the Funds receive as proceeds from such sales result in increased fund expenses. Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured as (i) a percentage of net assets; (ii) a percentage of net sales; and/or (iii) a fixed dollar amount.

      Distribution and Service Fees: Distribution and Service Fees are used to compensate the Funds' Distributor ("Distributor") for expenses incurred to promote the sale of shares and the servicing of accounts of each Fund.

      Distribution fees also allow the Distributor to compensate broker-dealers or other persons for providing distribution assistance, as well as financial intermediaries for providing administrative and accounting services for their account holders.

DIVIDEND AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------

      The Funds distribute at least annually any net investment income and any net realized capital gains. The Funds may also make distributions on a more frequent basis to comply with Federal tax requirements. For purposes of this calculation, net investment income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period.

      For your convenience, dividends and capital gains are automatically reinvested in your Fund. If you elect to have distributions paid in cash, the Funds will mail a check to your address of record or your Ashport Funds Account may be credited instead of purchasing more shares of your Fund. There are no sales charges on dividend reinvestment.

TAXES
--------------------------------------------------------------------------------

      As with any investment, you should consider how your investment in the Funds would be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax consequences. For federal income tax purposes, a Fund's income and short-term capital gain distributions are taxed as ordinary income. Long-term capital gain distributions are taxed as capital gains. Your distributions may also be subject to state and local income taxes. The distributions are taxable when they are paid, whether you receive them in cash or participate in the dividend reinvestment program. It is anticipated that each January, Ashport Mutual Funds will mail you a form indicating the federal tax status of dividends and capital gains distributions earned from your securities, including the Funds, held within your Account. For individuals, long-term capital gains are generally subject to a lower tax rate. Long-term and short-term holding periods are defined by the Internal Revenue Service code and are subject to change by Congress. If you hold shares in a tax-deferred retirement account, your distributions will be taxed when you receive a distribution from your tax-deferred account.

      When you redeem your shares, the tax treatment of any gains or losses may be affected by the length of time for which you hold your shares.

      As a shareholder, you must provide the funds with correct taxpayer identification number (generally your Social Security number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the funds to withhold 35% of your taxable distributions and redemptions. Federal law also requires the Ashport Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

      Please see the "Statement of Additional Information" for your Fund for more information on the tax consequences of your investment. You should also consult your own tax adviser for further information.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights tables set forth below are intended to help you understand the financial performance of the Funds for the past five years or for the life of the Fund, if less. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds' Class A and C shares assuming the reinvestment of all distributions. The information for the fiscal year ended November 30, 2004 has been audited by Cohen McCurdy, Ltd., independent accountants, whose report along with the Funds' financial statements and related notes are included in the November 30, 2004 Annual Report, which is available upon request, without charge. On August 12, 2004, Cohen McCurdy, Ltd., was selected to replace Kaufman Rossin & Co., as the Trust's independent auditor for the 2004 fiscal year. The Trust's selection of Cohen McCurdy, Ltd., was recommended by the Audit Committee and approved by the Board of Trustees. The information for the periods ended prior to November 30, 2004 has been audited by Kaufman Rossin & Co., independent auditors.

LARGE CAP FUND

-----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP FUND                         Year Ended         Year Ended         Year Ended        Year Ended          Year Ended
                                   November 30, 2004  November 30, 2004  November 30, 2003  November 30, 2003    November 30, 2002
FINANCIAL HIGHLIGHTS                    Class A            Class C            Class A          Class C(b)           Class A(a)
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Data for  a share
outstanding throughout each
period):
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                              $      9.26        $      9.22        $      7.53        $      7.28           $     10.00
                                    -----------        -----------        -----------        -----------           -----------
-----------------------------------------------------------------------------------------------------------------------------------
Income/(loss) from investment
operations:
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)              (0.11)             (0.07)             (0.12)             (0.12)                (0.16)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss)                                     1.04               0.84               1.85               2.06                 (2.31)
                                    -----------        -----------        -----------        -----------           -----------
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations           0.93               0.77               1.73               1.94                 (2.47)
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions to
Shareholders:
   From net realized gain                 (1.71)             (1.71)                --                 --                    --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                       (1.71)             (1.71)                --                 --                    --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $      8.48        $      8.28        $      9.26        $      9.22           $      7.53
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                               9.81%              7.90%             22.97%             26.65%(d)            (24.70%)(d)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period               350,563            739,712            218,054            387,298                34,327
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets                                     2.16%              2.78%              2.68%              2.64%(c)              3.92%(c)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets before waiver &
reimbursement                              6.08%              6.95%             13.88%             13.66%(c)             87.30%(c)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income            (1.33%)            (0.78%)            (1.45%)            (1.42%)(c)            (2.73%)(c)
to average net assets
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets before
waiver & reimbursement                    (5.25%)            (4.96%)           (12.65%)           (15.08%)(c)           (86.11%)(c)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     518%               518%               826%               826%                  298%
-----------------------------------------------------------------------------------------------------------------------------------

(a) For the period December 18, 2001 (Commencement of Operations) to November 30, 2002.
(b) For the period December 18, 2002 (Commencement of Operations) to November 30, 2003.
(c)   Annualized.
(d)   Not annualized.

SMALL/MID CAP FUND

-----------------------------------------------------------------------------------------------------------------------------------
SMALL/MID CAP FUND                     Year Ended         Year Ended         Year Ended         Year Ended           Year Ended
                                   November 30, 2004  November 30, 2004  November 30, 2003  November 30, 2003    November 30, 2002
FINANCIAL HIGHLIGHTS                    Class A            Class C            Class A           Class C(b)           Class A(a)
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Data for  a share
outstanding throughout each
period):
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                               $     10.11        $     10.07        $      9.83        $      8.71          $     10.00
                                     -----------        -----------        -----------        -----------          -----------
-----------------------------------------------------------------------------------------------------------------------------------
Income/(loss) from investment
operations:
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)               (0.16)             (0.19)             (0.17)             (0.16)               (0.20)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss)                                      0.37               0.30               0.45               1.52                 0.03
                                     -----------        -----------        -----------        -----------          -----------
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            0.21               0.11               0.28               1.36                (0.17)
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions to
Shareholders:
   From net realized gain                  (0.47)             (0.47)                --                 --                   --
-----------------------------------------------------------------------------------------------------------------------------------
   From return of capital                  (0.04)             (0.04)                --                 --                   --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                        (0.51)             (0.51)                --                 --                   --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $      9.81        $      9.67        $     10.11        $     10.07          $      9.83
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                2.01%              1.00%              2.85%             15.61%(d)            (1.70%)(d)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period                292,195            365,107            219,918            240,248               51,088
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets                                      2.25%              2.95%              2.98%              2.54%(c)             3.91%(c)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets before waiver &
reimbursement                               8.44%              9.29%             18.74%             15.94%(c)            70.92%(c)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets               (1.69%)            (2.02%)            (2.21%)            (1.88%)(c)           (3.16%)(c)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets before
waiver & reimbursement                     (7.88%)            (8.35%)           (17.97%)           (15.29%)             (70.17%)(c)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      439%               439%               374%               374%                   9%
-----------------------------------------------------------------------------------------------------------------------------------

(a) For the period December 18, 2001 (Commencement of Operations) to November 30, 2002.
(b) For the period April 13, 2003 (Commencement of Operations) to November 30, 2003.
(c)   Annualized.
(d)   Not annualized.

GLOBAL FIXED INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
GLOBAL FIXED INCOME FUND               Year Ended         Year Ended         Year Ended         Year Ended          Year Ended
                                   November 30, 2004  November 30, 2004  November 30, 2003  November 30, 2003    November 30, 2002
FINANCIAL HIGHLIGHTS                    Class A            Class C            Class A           Class C(b)          Class A(a)
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Data for  a share
outstanding throughout each
period):
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                $      9.66        $      9.60        $      9.54        $      9.65         $     10.00
                                      -----------        -----------        -----------        -----------         -----------
-----------------------------------------------------------------------------------------------------------------------------------
Income/(loss) from investment
operations:
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                 0.22               0.17               0.04              (0.14)               0.21
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss)                                       0.13               0.14               0.08               0.09               (0.67)
                                      -----------        -----------        -----------        -----------         -----------
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             0.35               0.31               0.12              (0.05)              (0.46)
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions to
Shareholders:
   From net realized gain                   (0.17)             (0.17)                --                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.17)             (0.17)                --                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $      9.84        $      9.74        $      9.66        $      9.60         $      9.54
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                 3.62%              3.23%              1.26%             (0.52%)(d)          (4.60%)(d)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period                 218,129            253,819            166,334            239,785              31,788
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets                                       2.17%              2.66%              3.48%              3.48%(c)            3.92%(c)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets before waiver &
reimbursement                                9.82%             10.65%             13.92%             13.90%(c)           75.61%(c)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets                 2.28%              1.76%             (1.73%)            (1.73%)(c)           2.33%(c)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets before
waiver & reimbursement                      (5.36%)            (6.23%)           (12.17%)           (12.15%)(c)         (69.36%)(c)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        68%                68%               196%               196%                148%
-----------------------------------------------------------------------------------------------------------------------------------

(a) For the period December 18, 2001 (Commencement of Operations) to November 30, 2002.
(b) For the period December 24, 2002 (Commencement of Operations) to November 30, 2003.
(c)   Annualized.
(d)   Not annualized.

PRIVACY INFORMATION STATEMENT
--------------------------------------------------------------------------------

      As required by the Securities and Exchange Commission and the Federal Trade Commission, the Privacy Policy below explains our handling of information that we have in our records that is personal and private to you. It reiterates our commitment to keeping that information private.

      In the course of doing business with you, we collect nonpublic information about you from the following sources:

            O Information we receive from you on applications or other forms, such as social security numbers, personal financial information, occupation, and birth date;

            O Information about your transactions with us, our affiliates or others such as payment history, account balances, assets, past transactions; and

            O Information we collect from you through your account inquiries by mail, e-mail or telephone.

      We do not disclose any nonpublic personal information about our customers or former customers to any nonaffiliated third party, except with prior consent or as permitted by law. Disclosure permitted by law includes information to our service providers, such as the transfer agent, custodian, shareholder communication firms, consultants and clearing firms. We only share with these service providers the information they need to provide those services and they are required to use this information only to provide the services.

      We maintain physical, electronic and procedural safeguards to ensure the integrity and confidentiality of your nonpublic personal information in the manner described above.

FOR MORE INFORMATION
General Information and Other Available Information
--------------------------------------------------------------------------------

      The Funds send out a semi-annual report and an annual report to shareholders of the Ashport Funds. These reports include a list of the Funds' investments and financial statements. The annual report will contain a statement from the Funds' Adviser discussing market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

      The Funds have a Statement of Additional Information dated March 26, 2004 that contains additional information on all aspects of the Funds and is incorporated by reference into this Prospectus. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is available for review at the SEC's Public Reference Room in Washington, DC (1-202-942-8090) or email to the SEC at publicinfo@sec.gov or visit the SEC's web site at http://www.sec.gov. You can also obtain copies of Fund documents filed with the SEC by writing:

                       Securities and Exchange Commission
                            Public Reference Section
                            Washington, DC 20549-6009

                 Payment of a duplicating fee may be required. .

      Shareholders may obtain any of these documents free of charge and may request other information about the Funds by calling Ashport Funds at
      (888)282-2290 or go to www.funds@statetrust.com

      Ashport Mutual Funds
      SEC file number: 811-10301

                               Investment Adviser
                             StateTrust Capital LLC
                         800 Brickell Avenue, Suite 103
                                 Miami, FL 33131

                         Administrator & Transfer Agent
                             StateTrust Capital LLC
                         800 Brickell Avenue, Suite 103
                                 Miami, FL 33131

                                    Auditors
                               Cohen McCurdy, LTD
                        826 Westpoint Parkway, Suite 1250
                             Westlake, OH 44145-1594

                                    Custodian
                                  Wachovia Bank
                             123 South Broad Street
                             Philadelphia, PA 19109

                                   Distributor
                          StateTrust Investments, Inc.
                         800 Brickell Avenue, Suite 103
                                 Miami, FL 33131

                             NEW ACCOUNT APPLICATION
                              ASHPORT MUTUAL FUNDS
--------------------------------------------------------------------------------

      Please print.
1  Registration-Individual ___ Joint ___ (see reverse)


Account name(s) ________________________________________________________________
________________________________________________________________________________

Country of residence ___________________________________________________________


2  Social Security    ____-___-____


3  Account Address (see reverse)
All  communication  should be delivered to the address  indicated below. If I do not indicate the address, all communications should be delivered to my bank/dealer named in Section 8 as my representative.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Telephone _______________________________ Email ________________________________


4  Initial Investment
Payment must be made in U.S. dollars.

|_|   Check enclosed for $_________________, payable to Ashport Mutual Funds

|_|   Wire transfer for  $__________________.____
Wire transfer payments should be made to the bank specified on the reverse side of this application.


5  Investment Selection (see reverse)


Indicate amount to be invested in each Fund.

|_|   Ashport Global Fixed Income Fund ("A" shares) $_____________________
|_|   Ashport Large Cap Fund           ("A" shares) $_____________________
|_|   Ashport Small/Mid Cap Fund       ("A" shares) $_____________________
|_|   Ashport Global Fixed Income Fund ("C" shares) $_____________________
|_|   Ashport Large Cap Fund           ("C" shares) $_____________________
|_|   Ashport Small/Mid Cap Fund       ("C" shares) $_____________________
                                           (Please Complete reverse side)

6  Distribution Option (see reverse)


|_| Dividends and capital gain and distributions reinvested.
|_| Dividends and capital gain distributions in cash.
|_| Dividends in cash and capital gain distributions reinvested.


7  Distribution Instructions
Complete the following if distributions are to be paid in cash to an address which differs from Section 2.

|_| Please mail distribution check as follows:

Name ___________________________________________________________________________

Address ________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Account Number (if applicable) _________________________________________________

|_| Please wire distribution as follows:

Name of bank ___________________________________________________________________

Bank address ___________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Bank account number ____________________________________________________________

Bank number ____________________________________________________________________


8  Redemptions
If the following is not completed, redemptions may only be requested in writing and checks mailed to the address of record named in Section 2.

|_|I authorize StateTrust to honor redemption instructions given by telex, cable, and fax or in any other written from provided that the proceeds are transmitted only to the bank account specified below.

Name of bank ___________________________________________________________________

Bank address ___________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Bank account number ____________________________________________________________

Bank number ____________________________________________________________________

9  Bank/Dealer
We hereby authorize StateTrust to act as our agent in connection with transactions under this Account Application.

Bank/Dealer name _______________________________________________________________

Branch number (if any) _________________________________________________________

Address ________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Telephone number _______________________________________________________________

Authorized signature ___________________________________________________________

Account officer name ___________________________________________________________

Account officer name ___________________________________________________________


10  Certification & Signature

By signing below, I/we agree to the following provisions and policies.

o The information provided in this application is true, correct and complete.

o I/we are of legal age and have received and read the prospectus for the Fund(s) in which I am/we are investing and agree to its terms. I/we understand the investment objectives and program and believe that the Fund(s) is/are a suitable investment(s), based upon my/our investment needs and financial situation.

o If more than one applicant signs this application, then such signatories will be deemed to be joint applicants and join owners. A corporation should sign under the hand of a duly authorized official who should state his representative capacity.

o Unless otherwise stipulated or until written notice to the contrary has been received from any of the join holders who have signed this application, each and any one of the joint holders who have signed this application will be recognized as being entitled to exercise all of the rights attached to the shares issued, including the right to transfer the same.

o   The  information   herein  applies  to  all  exchanges  and   distribution
    investments.

Under penalties of perjury, I certify that: the Social Security or Tax Identification Number (TIN) is correct and I am not subject to any backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified or have been notified that I am no longer subject to backup withholding. I am a US person (Including a US resident alien) and the IRS does not require your consent to any provision of this document other than certifications required to avoid back up withholding. I understand that if I do not provide a TIN to the Fund within 30 days the Fund(s) is require to withholding 30% of all reportable payments until I provide a certified number.

                                                  (Please Complete reverse side)

I/We acknowledge that I/we have received and read the prospectus and agree to the terms within.

PLEASE SIGN NAME(S) EXACTLY AS IT APPEARS IN SECTION 1.

Signature(s) ___________________________________________________________________
________________________________________________________________________________

Date ______________________


Provisions of Applications

GENERAL PROVISIONS
All investments will be made by StateTrust Investment, as agent for the broker/ dealer, in full and fractional shares carried out to three decimal places. StateTrust shall not be liable for any act or omission made in good faith.

REGISTRATION
Provide full names of investor or nominee. If a joint account, all names must be included. Joint accounts will be registered as joint tenants with rights of survivorship. If a corporation or other organization, the legal name must be given as well as the names and titles of those authorized to give instructions for the account.

DISTRIBUTION OPTION
If no box is checked, dividend and capital gain distributions will be reinvested.

WIRE TRANSFER
A. TO OPEN AN ACCOUNT WITH AN OVER-THE-WIRE PURCHASE. Have your dealer's back office call in advance to obtain a wire number.

B. FOR A NEW ACCOUNT.  You will be asked to provide the  information  needed for
Section 1 though 5 and to confirm that you can provide each of certifications in
Section 9 in the Account Application. You must also complete the Account Application and mail it to StateTrust at the address noted in the prospectus.

C. FOR AN EXISTING ACCOUNT. You will be requested to provide the account number.

D. WIRE FORMAT. Your bank should be instructed to wire the investment as follows:


      BANK:_____________________________________

      ABA NUMBER:_____________________________________

      CREDIT ACCOUNT:_____________________________________

      FURTHER CREDIT:_____________________________________________